                                                                    Exhibit 24.1
                            LIMITED POWER OF ATTORNEY
                           FOR SECTION 16(a) REPORTING

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Kevin Campbell and Stephanie Walters, as the undersigned's true and lawful attorney-in-fact (the "Attorney-in-Fact"), with full power of substitution and resubstitution, with the power to act alone for the undersigned and in the undersigned's name, place and stead, in any and all capacities to:

     1.   prepare, execute and file with the Securities and Exchange Commission
          (the "SEC"), any national securities exchange or securities quotation system and Unilife Corporation (the "Company"), any and all reports
          (including any amendment thereto) of the undersigned required or considered advisable under Section 16(a) ("Section 16(a)") of the
          Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, with respect to the equity securities of the Company, including Forms 3, 4 and 5 in accordance with Section 16(a);

     2.   obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact;

     3.   do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any Form
          3, 4, or 5 in accordance with Section 16(a), complete and execute any amendment or amendments thereto, and timely file such form with the
          SEC and any stock exchange or similar authority; and

     4.   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the
          Attorney-in-Fact on behalf of the undersigned pursuant to this Limited
          Power of Attorney shall be in such form and shall contain such terms and conditions as the Attorney-in-Fact may approve in his or her discretion.

The undersigned acknowledges that:

     1.   this Limited Power of Attorney authorizes, but does not require, the
          Attorney-in-Fact to act at his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

     2.   any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information as the
          Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

     3.   neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of
          Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the
          Exchange Act; and

     4.   this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under
          Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 16(a).

The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or convenient to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Limited
Power of Attorney.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 in accordance with
Section 16(a) with respect to the undersigned's transactions in equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of November 7, 2016.

                                        By:    /s/ Rosemary A. Crane
                                           -------------------------------
                                        Name:  Rosemary A. Crane